UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2003

PACIFIC CREST CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	95-4437818
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File Number: 0-22732

30343 Canwood Street

Agoura Hills, California 91301

(Address of principal executive offices and zip code)

(818) 865-3300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 9.                                                         Regulation FD Disclosure.

The following information is being furnished pursuant to Item 12.

On July 17, 2003, the Company announced its earnings for the second quarter ended June 30, 2003.

The Company’s press release announcing earnings for the second quarter ended June 30, 2003 is attached as Exhibit 99.1 to this report.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.                                                         Financial Statements and Exhibits.

(c)                                  Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release of Registrant dated July 17, 2003 announcing earnings for the second quarter ended June 30, 2003.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Crest Capital, Inc.
(Registrant)

Date: July 23, 2003	By:	/s/ ROBERT J. DENNEN
Robert J. Dennen
Senior Vice President and
Chief Financial Officer